UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09191

Name of Fund:  BlackRock MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/07

Date of reporting period: 10/01/06 - 03/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock MuniHoldings
Insured Fund II, Inc.


SEMI-ANNUAL REPORT
MARCH 31, 2007   (UNAUDITED)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



BlackRock MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniHoldings Insured Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock MuniHoldings Insured Fund II, Inc.


Portfolio Information as of March 31, 2007


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           88.0%
AA/Aa                                              3.8
A/A                                                3.3
BBB/Baa                                            2.9
Other*                                             2.0


 * Includes portfolio holdings in short-term investments and variable rate demand notes.



Announcement of Annual Stockholders Meeting


The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by June 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stock holders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Common Stock:
Computershare Trust
Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MUE


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



A Letter to Shareholders


Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:


Total Returns as of March 31, 2007                                            6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    + 7.38%        +11.83%
Small cap U.S. equities (Russell 2000 Index)                                   +11.02         + 5.91
International equities (MSCI Europe, Australasia, Far East Index)              +14.85         +20.20
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 2.76         + 6.59
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 1.93         + 5.43
High yield bonds (Credit Suisse High Yield Index)                              + 7.59         +11.82


If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



A Discussion With Your Fund's Portfolio Manager


We continued to emphasize preservation of net asset value while also seeking opportunities to enhance yield in the portfolio.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields traded in a relatively narrow range over the past six months and, despite ample volatility, ended the period little changed. Overall, financial conditions remained fairly balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported the narrow trading range. The Fed is expected to maintain its current "balanced" economic assessment at least into mid-year.

At the end of March 2007, 30-year U.S. Treasury bond yields stood at 4.84%, an increase of seven basis points (.07%) over the past six months. Ten-year U.S. Treasury note yields rose one basis point to 4.65% over the same period. In the tax-exempt market, yields on AAA-rated issues maturing in 30 years declined five basis points to 4.12%, as measured by Municipal Market Data. Yields on 10-year, AAA-rated municipal bonds rose nine basis points to end the reporting period at 3.77%.

Investor demand for municipal product continued to strengthen throughout the reporting period. The Investment Company Institute reports that long-term municipal bond funds received more than $6.7 billion in net new cash flows during the first two months of 2007 - a 36% increase compared to the first two months of 2006. Similarly, AMG Data reports that weekly fund flows also have risen. Weekly inflows during first quarter 2007 averaged over $474 million, up from a $400 million weekly average in fourth quarter 2006.

The recent improvement in retail investor demand has reflected, in large part, increased investor acceptance of lower nominal yields and bond coupon structures. Throughout much of 2006, retail-oriented municipal bond broker/ dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing sub-5% nominal coupons. As tax-exempt bond yields stabilized in recent months, retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics. We believe this acceptance should help support municipal bond market performance going forward.

Issuance of long-term municipal bonds has increased over the past six months, with $225 billion in new tax-exempt bonds issued, an increase of more than 30% compared to the same six months a year ago. New issuance surged in the latter three months of the period, with over $104 billion in new long-term tax-exempt bonds issued, an increase of nearly 50% compared to first quarter 2006 levels. In March alone we saw more than $40 billion in new municipal bonds underwritten as issuers continued to take advantage of historically low interest rates both to refinance outstanding debt and finance new capital projects. The State of California issued over $4 billion in refunding bonds in March as part of its ongoing program to refinance all of its outstanding general obligation debt. Thus far in 2007, there have been eight underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by tax-exempt market participants, especially non-traditional and foreign buyers who find the liquidity of these transactions to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen so far this year is unlikely to abate significantly. However, stable yield ratios compared to taxable bonds and the continued relative steepness of the municipal bond yield curve should continue to attract both traditional and non-traditional investors to the municipal market. As such, we believe demand should remain adequate to absorb any increases in new-bond issuance and, consequently, help support the tax-exempt market's performance into mid-2007.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2007, the Common Stock of BlackRock MuniHoldings Insured Fund II, Inc. had net annualized yields of 4.46% and 4.80%, based on a period-end per share net asset value of $14.07 and a per share market price of $13.09, respectively, and $.313 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.85%, based on a change in per share net asset value from $14.15 to $14.07, and assuming reinvestment of all distributions.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



The Fund's total return, based on net asset value, modestly lagged the +1.94% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) Fund performance was hindered somewhat by a slightly defensive posture early in the period, when the bond market rallied. We reduced that defensive stance in December and Fund performance improved accordingly in the latter half of the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Our efforts remained focused on capturing the greatest relative value in the municipal market, with emphasis on protecting the Fund's underlying value and enhancing yield in the portfolio.

Toward the end of the six month period, we sold some shorter-dated prerefunded bonds and with the proceeds purchased longer-dated securities for their incremental yield advantage. Specifically, we sold prerefunded bonds and bonds with maturities of 15 years to 20 years and looked to buy bonds in the 25-year to 30-year maturity range with coupons in the area of 5%. We also selectively used the Fund's uninsured "basket" to add higher-yielding credits to the portfolio. The Fund is required to invest 80% of its net assets in insured municipal bonds, with some flexibility to invest in uninsured issues. Overall, we increased exposure to uninsured credits just 2% - 3% during the period in an effort to capitalize on yield-enhancement opportunities.

From a sector perspective, we bought some healthcare-related issues, reflecting supply trends in the market but also our perception of attractive relative value. In particular, we purchased some Florida hospital bonds that were available with relatively attractive yields.

For the six months ended March 31, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.51% for Series A, 3.48% for Series B and 3.51% for Series C. There was no material change in the Fund's borrowing costs over the course of the period, as the Fed left the short-term interest rate target unchanged at 5.25%. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period in a slightly defensive position. We are awaiting occasions to approach a more neutral duration as the market presents opportunities further along in the seasonal cycle. Typically, March tends to be a relatively weak time for the market as tax season prompts many investors to draw on their municipal assets for liquidity. We expect strength to return to the market in the May-June timeframe and would then look to continue our strategy of selling prerefunded bonds with shorter maturities and investing in the 20-year to 30-year area of the municipal curve, where we continue to see the most compelling relative value.

In terms of the broader picture, we expect the Fed to keep interest rates on hold and, against this backdrop, anticipate crosscurrents of strength and weakness in the market. Given the healthy supply in the municipal market, rates have increased recently (while prices have fallen). As we move into May and June, we anticipate positive fundamentals to prevail, setting the stage for a more favorable environment for municipal bonds.


Robert Sneeden
Portfolio Manager


April 10, 2007



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



The Benefits and Risks of Leveraging


BlackRock MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of March 31, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 39.42% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Schedule of Investments as of March 31, 2007 (Unaudited)         (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Alabama--2.9%

   $ 3,580   Jefferson County, Alabama, Limited Obligation
               School Warrants, Series A, 5.50% due 1/01/2022        $    3,882
     5,000   Mobile, Alabama, GO, Refunding, 5.25%
               due 8/15/2020 (a)                                          5,358


Alaska--1.3%

     2,000   Anchorage, Alaska, Water Revenue Refunding Bonds,
               6% due 9/01/2024 (a)                                       2,119
     1,700   Matanuska-Susitna Boro, Alaska, GO, Series A, 6%
               due 3/01/2010 (i)(j)                                       1,810


California--28.5%

             California State, GO:
     2,005      5.50% due 4/01/2014 (j)                                   2,231
        95      5.50% due 4/01/2028                                         104
     2,935   California State, Various Purpose, GO, 5.25%
               due 12/01/2022 (f)                                         3,158
     9,350   California State, Veterans, GO, Refunding, AMT,
               Series BZ, 5.35% due 12/01/2021 (i)                        9,414
     2,405   Dixon, California, Unified School District, GO
               (Election of 2002), 5.20% due 8/01/2044 (f)                2,519
             East Side Union High School District, California, Santa
               Clara County, GO (Election of 2002), Series D (n):
     2,185      5% due 8/01/2020                                          2,337
     8,460      5% due 8/01/2029                                          8,919
     8,155   Los Angeles, California, Unified School District, GO,
               Series A, 5% due 7/01/2013 (i)(j)                          8,789
     4,240   Modesto, California, Schools Infrastructure Financing
               Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)         4,628
     5,000   Port of Oakland, California, Revenue Refunding Bonds,
               AMT, Series L, 5.375% due 11/01/2027 (c)                   5,313
     2,985   Roseville, California, Joint Union High School District,
               GO (Election of 2004), Series A, 5% due 8/01/2029 (c)      3,142
             Sacramento, California, City Financing Authority, Capital
               Improvement Revenue Bonds (a):
     1,980      5% due 12/01/2013 (j)                                     2,139
       150      5% due 12/01/2027                                           158
     1,480   San Diego, California, Community College District, GO
               (Election of 2002), 5% due 5/01/2030 (f)                   1,563
     1,250   San Francisco, California, City and County Airport
               Commission, International Airport, Special Facilities
               Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
               Series A, 6.10% due 1/01/2020 (f)                          1,295
     5,075   San Francisco, California, City and County, GO
               (California Academy of Sciences Improvements),
               Series E, 5% due 6/15/2022 (i)                             5,392
     3,800   San Jose, California, GO (Libraries, Parks and Public
               Safety Projects), 5% due 9/01/2030 (i)                     3,982
     5,190   Sequoia, California, Unified High School District, GO,
               Refunding, Series B, 5.50% due 7/01/2035 (f)               5,787



      Face
    Amount   Municipal Bonds                                           Value

California (concluded)

             Stockton, California, Public Financing Revenue Bonds
               (Redevelopment Projects), Series A (k):
   $ 4,485      5.25% due 9/01/2031                                  $    4,773
     2,930      5.25% due 9/01/2034                                       3,116
             Tustin, California, Unified School District, Senior
               Lien Special Tax Bonds (Community Facilities
               District Number 97-1), Series A (f):
     2,915      5% due 9/01/2032                                          3,022
     4,620      5% due 9/01/2038                                          4,781
     3,000   University of California Revenue Bonds (Multiple
               Purpose Projects), Series Q, 5% due 9/01/2022 (f)          3,154


Colorado--3.6%

     6,285   Aurora, Colorado, COP, 5.75% due 12/01/2010 (a)(j)           6,723
       240   Colorado HFA, Revenue Refunding Bonds (S/F Program),
               AMT, Senior Series A-2, 7.50% due 4/01/2031                  242
     4,000   Colorado Health Facilities Authority, Hospital Revenue
               Refunding Bonds (Poudre Valley Health Care),
               Series A, 5.75% due 12/01/2009 (f)(j)                      4,244


Connecticut--0.5%

     1,520   Connecticut State, GO, Refunding, Series D, 5%
               due 12/01/2024 (i)                                         1,614


Florida--7.0%

     5,400   Jacksonville, Florida, Health Facilities Authority,
               Hospital Revenue Bonds (Baptist Medical Center
               Project), Series A, 5% due 8/15/2037                       5,563
     5,000   Lee Memorial Health System, Florida, Hospital Revenue
               Bonds, Series A, 5% due 4/01/2032                          5,151
     3,670   Miami-Dade County, Florida, Subordinate Special
               Obligation Revenue Bonds, Series A, 5.24%
               due 10/01/2037 (i)(m)                                        792
     6,300   Pasco County, Florida, Half-Cent Sales Tax Revenue
               Bonds, 5.125% due 12/01/2028 (a)                           6,632
     3,725   South Florida Water Management District, COP, 5%
               due 10/01/2036 (a)                                         3,921


Georgia--2.2%

     6,290   Augusta, Georgia, Water and Sewer Revenue Bonds,
               5.25% due 10/01/2034 (f)                                   6,766


Idaho--0.2%

       580   Idaho Housing and Finance Association, S/F Mortgage
               Revenue Bonds, AMT, Series E, 6% due 1/01/2032               590


Illinois--9.6%

             Chicago, Illinois, GO:
     7,500      (City Colleges), 5% due 1/01/2039                         7,890
     2,185      (Neighborhoods Alive 21 Program), Series A,
                6% due 7/01/2010 (c)(j)                                   2,360
    18,130      Series A, 6% due 7/01/2010 (c)(j)                        19,580
       125   Lake, Cook, Kane and McHenry Counties, Illinois,
               Community Unit School District Number 220, GO,
               6% due 12/01/2020 (c)                                        134



Portfolio Abbreviations


To simplify the listings of BlackRock MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Schedule of Investments (continued)                              (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Indiana--3.1%

   $ 9,280   Shelbyville, Indiana, Elementary School Building
               Corporation Revenue Bonds, First Mortgage, 5.75%
               due 1/15/2009 (f)(j)                                  $    9,703


Kansas--2.1%

     3,510   Kansas State Development Finance Authority, Health
               Facilities Revenue Bonds (Sisters of Charity
               Leavenworth), Series J, 6.125% due 12/01/2020              3,763
     2,805   Sedgwick and Shawnee Counties, Kansas, S/F
               Mortgage Revenue Bonds, AMT, Series A-2, 6.20%
               due 12/01/2033 (e)(g)                                      2,821


Massachusetts--8.4%

     5,535   Massachusetts Bay Transportation Authority, Sales
               Tax Revenue Refunding Bonds, Senior Series A, 5%
               due 7/01/2035                                              5,699
     2,000   Massachusetts State Development Finance Agency,
               Education Revenue Bonds (Belmont Hill School),
               4.50% due 9/01/2036                                        1,961
     5,000   Massachusetts State School Building Authority,
               Dedicated Sales Tax Revenue Bonds, Series A, 5%
               due 8/15/2030 (f)                                          5,280
    12,345   Massachusetts State Special Obligation Dedicated Tax
               Revenue Bonds, 5.25% due 1/01/2014 (c)(j)                 13,425


Michigan--0.3%

     1,000   Michigan State Hospital Finance Authority, Revenue
               Refunding Bonds (Mercy-Mount Clemens), Series A,
               6% due 5/15/2014 (i)                                       1,051


Minnesota--4.3%

             Prior Lake, Minnesota, Independent School District
               Number 719, GO (f):
     2,555      5.50% due 2/01/2016                                       2,675
     1,830      5.50% due 2/01/2017                                       1,916
     3,570      5.50% due 2/01/2018                                       3,738
     2,840      5.50% due 2/01/2019                                       2,974
     2,185   Sauk Rapids, Minnesota, Independent School District
               Number 47, GO, Series A, 5.625% due 2/01/2018 (i)          2,330


Nebraska--1.8%

             Omaha Convention Hotel Corporation, Nebraska,
               Convention Center Revenue Bonds, First Tier,
               Series A (a):
     1,410      5.50% due 4/01/2020                                       1,519
     3,985      5.50% due 4/01/2022                                       4,278


Nevada--3.3%

       120   Nevada Housing Division, S/F Mortgage Revenue
               Bonds, AMT, Series A-2, 6.30% due 4/01/2022 (i)              121
     9,445   Truckee Meadows, Nevada, Water Authority, Water
               Revenue Bonds, Series A, 5.50% due 7/01/2011 (f)(j)       10,116


New Jersey--16.7%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
     2,980      5.625% due 6/15/2018                                      3,077
     8,590      5.75% due 6/15/2029                                       9,284
     6,200      5.75% due 6/15/2034 (b)                                   6,922
    11,000   New Jersey EDA, Motor Vehicle Surcharge Revenue
               Bonds, Series A, 5.25% due 7/01/2033 (i)                  11,793
             New Jersey State Transportation Trust Fund Authority,
               Transportation System Revenue Bonds, Series D:
     4,220      5% due 6/15/2018 (a)                                      4,520
    12,950      5% due 6/15/2020 (f)                                     13,792
     3,000   New Jersey State Turnpike Authority, Turnpike Revenue
               Bonds, Series C, 5% due 1/01/2030 (f)                      3,165



      Face
    Amount   Municipal Bonds                                           Value

New Mexico--3.5%

   $ 5,000   Farmington, New Mexico, PCR, Refunding (Public
               Service Company of New Mexico--San Juan
               Project), Series C, 5.70% due 12/01/2016 (a)          $    5,108
     5,480   New Mexico Finance Authority, Senior Lien State
               Transportation Revenue Bonds, Series A, 5.125%
               due 6/15/2018 (i)                                          5,905


New York--11.9%

    14,000   Nassau Health Care Corporation, New York, Health
               System Revenue Bonds, 5.75% due 8/01/2009 (f)(j)          14,935
     5,000   New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5%
               due 10/15/2020 (i)                                         5,343
     5,755   New York State Dormitory Authority Revenue Bonds
               (School Districts Financing Program), Series D,
               5.25% due 10/01/2023 (i)                                   6,172
             Tobacco Settlement Financing Corporation of New York
               Revenue Bonds:
     2,000      Series A-1, 5.25% due 6/01/2021 (a)                       2,144
     7,850      Series C-1, 5.50% due 6/01/2017                           8,335
       500   Triborough Bridge and Tunnel Authority, New York,
               General Purpose Revenue Refunding Bonds, VRDN,
               Series C, 3.61% due 1/01/2032 (a)(l)                         500


North Carolina--0.4%

     1,305   North Carolina HFA, Home Ownership Revenue Bonds,
               AMT, Series 14-A, 5.35% due 1/01/2022 (a)                  1,346


Ohio--0.9%

     1,745   Aurora, Ohio, City School District, COP, 6.10%
               due 12/01/2009 (i)(j)                                      1,870
     1,000   Kent State University, Ohio, University Revenue Bonds,
               6% due 5/01/2024 (a)                                       1,073


Oklahoma--0.8%

     2,385   Claremore, Oklahoma, Public Works Authority, Capital
               Improvement Revenue Refunding Bonds, Series A,
               5.25% due 6/01/2027 (f)                                    2,578


Pennsylvania--9.6%

     5,600   Lycoming County, Pennsylvania, College Authority
               Revenue Bonds (Pennsylvania College of Technology),
               5.25% due 7/01/2007 (i)(j)                                 5,677
     6,435   Pennsylvania State Higher Educational Facilities
               Authority, State System of Higher Education Revenue
               Bonds, Series O, 5.125% due 6/15/2024 (a)                  6,451
             Pittsburgh, Pennsylvania, GO, Series C (f):
     4,290      5.25% due 9/01/2017                                       4,720
     6,415      5.25% due 9/01/2018                                       7,041
             Seneca Valley, Pennsylvania, School District, GO (c):
     1,390      5% due 1/01/2020                                          1,484
     2,260      5% due 1/01/2021                                          2,408
     2,090   Washington County, Pennsylvania, Capital Funding
               Authority Revenue Bonds (Capital Projects and
               Equipment Program), 6.15% due 12/01/2029 (a)               2,249


Rhode Island--3.5%

     5,555   Providence, Rhode Island, Redevelopment Agency
               Revenue Refunding Bonds (Public Safety and Municipal
               Buildings), Series A, 5.75% due 4/01/2010 (a)(j)           5,934
     4,685   Rhode Island State Health and Educational Building
               Corporation Revenue Bonds (Rhode Island School of
               Design), Series D, 5.50% due 8/15/2031 (n)                 5,108



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Schedule of Investments (continued)                              (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

South Carolina--0.6%

   $ 1,880   South Carolina Housing Finance and Development
               Authority, Mortgage Revenue Refunding Bonds, AMT,
               Series A-2, 6.35% due 7/01/2019 (f)                   $    1,951


Tennessee--1.6%

     3,500   Metropolitan Government of Nashville and Davidson
               County, Tennessee, Health and Education Facilities
               Board Revenue Refunding Bonds (Ascension Health
               Credit), Series A, 5.875% due 11/15/2009 (a)(j)            3,721
     1,080   Tennessee HDA, Revenue Bonds (Homeownership
               Program), AMT, Series 2C, 6% due 7/01/2011                 1,107
       110   Tennessee HDA, Revenue Refunding Bonds
               (Homeownership Program), AMT, Series 1, 6.05%
               due 7/01/2014 (i)                                            111


Texas--10.7%

     1,750   Austin, Texas, Convention Center Revenue Bonds
               (Convention Enterprises Inc.), Trust Certificates,
               Second Tier, Series B, 6% due 1/01/2011 (j)                1,887
    16,800   Dallas, Texas, Area Rapid Transit, Senior Lien Revenue
               Refunding Bonds, 5% due 12/01/2036 (a)                    17,749
             Dallas-Fort Worth, Texas, International Airport Revenue
               Refunding and Improvement Bonds, AMT, Series A (c):
     1,835      5.875% due 11/01/2017                                     1,973
     2,150      5.875% due 11/01/2018                                     2,312
     2,390      5.875% due 11/01/2019                                     2,570
             El Paso, Texas, Water and Sewer Revenue Refunding
               and Improvement Bonds, Series A (f):
       115      6% due 3/01/2015                                            126
       170      6% due 3/01/2016                                            187
       180      6% due 3/01/2017                                            197
     4,529   Houston, Texas, Community College System, Participation
               Interests, COP (Alief Center Project), 5.75%
               due 8/15/2022 (i)                                          4,695
     1,850   Midland, Texas, Certificates of Obligation, GO, 6.10%
               due 3/01/2010 (c)(j)                                       1,974


Utah--0.2%

       610   Weber County, Utah, Municipal Building Authority,
               Lease Revenue Refunding Bonds, 5.75%
               due 12/15/2007 (i)(j)                                        625


Washington--6.9%

     6,885   Bellevue, Washington, GO, Refunding, 5.50%
               due 12/01/2039 (i)                                         7,575
     3,840   Chelan County, Washington, Public Utility District
               Number 001, Consolidated Revenue Bonds
               (Chelan Hydro System), AMT, Series A, 5.45%
               due 7/01/2037 (a)                                          4,072
             Lewis County, Washington, GO, Refunding (a):
     1,805      5.75% due 12/01/2009 (j)                                  1,901
     1,640      5.75% due 12/01/2024                                      1,720
     2,500   Seattle, Washington, Municipal Light and Power
               Revenue Bonds, 6% due 10/01/2009 (i)(j)                    2,663
     3,500   Seattle, Washington, Water System Revenue Bonds,
               Series B, 6% due 7/01/2009 (c)(j)                          3,710



      Face
    Amount   Municipal Bonds                                           Value

West Virginia--2.0%

   $ 6,210   West Virginia State Housing Development Fund,
               Housing Finance Revenue Refunding Bonds, Series D,
               5.20% due 11/01/2021 (i)                              $    6,416


Wisconsin--0.4%

     1,250   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Blood Center of
               Southeastern Wisconsin Project), 5.75%
               due 6/01/2034                                              1,354


Puerto Rico--2.8%

     1,200   Puerto Rico Commonwealth Highway and Transportation
               Authority, Transportation Revenue Refunding Bonds,
               Series M, 5% due 7/01/2037                                 1,255
     6,225   Puerto Rico Commonwealth, Public Improvement, GO,
               5.125% due 7/01/2030 (f)                                   6,520
     1,010   Puerto Rico Commonwealth, Public Improvement, GO,
               Refunding, Series B, 5.25% due 7/01/2032                   1,081

             Total Municipal Bonds
             (Cost--$459,052)--151.6%                                   476,843



             Municipal Bonds Held in Trust (p)

Arkansas--4.0%

    12,210   Arkansas State Development Finance Authority,
               M/F Mortgage Revenue Refunding Bonds, Series C,
               5.35% due 12/01/2035 (d)(i)                               12,736


California--4.6%

    10,710   California Pollution Control Financing Authority, PCR,
               Refunding (Pacific Gas and Electric), AMT, Series A,
               5.35% due 12/01/2016 (i)                                  11,439
     3,000   Port of Oakland, California, Revenue Bonds, AMT,
               Series K, 5.75% due 11/01/2021 (c)                         3,161


Illinois--2.6%

     7,300   Chicago, Illinois, O'Hare International Airport
               Revenue Bonds, Third Lien, AMT, Series B-2, 6%
               due 1/01/2029 (n)                                          8,162


Michigan--3.4%

             Michigan State Strategic Fund, Limited Obligation
               Revenue Refunding Bonds (Detroit Edison Company
               Pollution Control Project), AMT, Series C (n):
     5,000      5.65% due 9/01/2029                                       5,299
     2,000      5.50% due 6/01/2030                                       2,149
     3,000   Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Co. Project),
             Series AA, 6.40% due 8/01/2024 (a)                           3,157



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Schedule of Investments (concluded)                              (In Thousands)


      Face
    Amount   Municipal Bonds Held in Trust (p)                         Value

New York--2.3%

   $ 6,750   New York City, New York, Sales Tax Asset Receivable
               Corporation Revenue Bonds, Series A, 5.25%
               due 10/15/2027 (a)                                    $    7,308


Texas--5.5%

    16,000   Dallas-Fort Worth, Texas, International Airport
               Revenue Bonds, AMT, Series A, 5.50%
               due 11/01/2033 (i)                                        17,157

             Total Municipal Bonds Held in Trust
             (Cost--$68,405)--22.4%                                      70,568



    Shares
      Held   Short-Term Securities                                     Value

    10,432   Merrill Lynch Institutional Tax-Exempt
               Fund 3.51% (h)(o)                                     $   10,432

             Total Short-Term Securities
             (Cost--$10,432)--3.3%                                       10,432

Total Investments (Cost--$537,889*)--177.3%                             557,843
Liabilities in Excess of Other Assets--(1.7%)                           (5,301)
Liability for Trust Certificates, Including Interest
  Expense Payable--(10.6%)                                             (33,375)
Preferred Stock, at Redemption Value--(65.0%)                         (204,589)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  314,578
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       505,915
                                                    ===============
    Gross unrealized appreciation                   $        19,321
    Gross unrealized depreciation                             (378)
                                                    ---------------
    Net unrealized appreciation                     $        18,943
                                                    ===============

(a) AMBAC Insured.

(b) Assured Guaranty Insured.

(c) FGIC Insured.

(d) FHA Insured.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) GNMA Collateralized.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      5,816           $208

(i) MBIA Insured.

(j) Prerefunded.

(k) Radian Insured.

(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) XL Capital Insured.

(o) Represents the current yield as of March 31, 2007.

(p) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

    See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007


Statement of Net Assets

As of March 31, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$527,456,877)                           $   547,410,357
       Investments in affiliated securities, at value (identified cost--$10,432,203)                                   10,432,203
       Cash                                                                                                                59,877
       Receivables:
           Interest                                                                            $     7,297,200
           Securities sold                                                                           3,901,170         11,198,370
                                                                                               ---------------
       Prepaid expenses                                                                                                    11,258
                                                                                                                  ---------------
       Total assets                                                                                                   569,112,065
                                                                                                                  ---------------

Liabilities

       Trust certificates                                                                                              32,985,000
       Payables:
           Securities purchased                                                                     15,036,246
           Dividends to Common Stock shareholders                                                    1,162,326
           Interest expense                                                                            390,277
           Investment adviser                                                                          232,611
           Other affiliates                                                                              5,028         16,826,488
                                                                                               ---------------
       Accrued expenses                                                                                                   133,845
                                                                                                                  ---------------
       Total liabilities                                                                                               49,945,333
                                                                                                                  ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share (2,100 Series A
       Shares, 2,100 Series B Shares and 3,980 Series C Shares of AMPS*, authorized,
       issued and outstanding at $25,000 per share liquidation preference)                                            204,588,728
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                                      $   314,578,004
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

       Common Stock, par value $.10 per share (22,352,426 shares issued and outstanding)                          $     2,235,243
       Paid-in capital in excess of par                                                                               313,735,958
       Undistributed investment income--net                                                    $       957,624
       Accumulated realized capital losses--net                                                   (22,304,301)
       Unrealized appreciation--net                                                                 19,953,480
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (1,393,197)
                                                                                                                  ---------------
       Total--Equivalent to $14.07 net asset value per share of Common Stock
       (market price--$13.09)                                                                                     $   314,578,004
                                                                                                                  ===============

           * Auction Market Preferred Stock.

             See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007


Statement of Operations

For the Six Months Ended March 31, 2007 (Unaudited)
Investment Income

       Interest                                                                                                   $    12,570,596
       Dividends from affiliates                                                                                          207,649
                                                                                                                  ---------------
       Total income                                                                                                    12,778,245
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,427,778
       Interest expense and fees                                                                       660,782
       Commission fees                                                                                 257,911
       Accounting services                                                                              87,085
       Transfer agent fees                                                                              31,452
       Professional fees                                                                                28,720
       Printing and shareholder reports                                                                 25,042
       Custodian fees                                                                                   14,476
       Directors' fees and expenses                                                                     12,261
       Pricing fees                                                                                     10,226
       Listing fees                                                                                      4,662
       Other                                                                                            28,431
                                                                                               ---------------
       Total expenses before waiver and reimbursement                                                2,588,826
       Waiver and reimbursement of expenses                                                          (106,122)
                                                                                               ---------------
       Total expenses after waiver and reimbursement                                                                    2,482,704
                                                                                                                  ---------------
       Investment income--net                                                                                          10,295,541
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          1,626,680
           Forward interest rate swaps--net                                                          (616,000)          1,010,680
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (2,614,293)
           Forward interest rate swaps--net                                                            260,075        (2,354,218)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (1,343,538)
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                                         (3,571,007)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     5,380,996
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007


Statements of Changes in Net Assets (As restated for 2006. See Note 7)

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                March 31,2007     September 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $    10,295,541    $    20,844,142
       Realized gain--net                                                                            1,010,680          1,337,449
       Change in unrealized appreciation/depreciation--net                                         (2,354,218)          (801,023)
       Dividends to Preferred Stock shareholders                                                   (3,571,007)        (6,534,409)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,380,996         14,846,159
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (7,018,661)       (16,674,910)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (7,018,661)       (16,674,910)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (1,637,665)        (1,828,751)
       Beginning of period                                                                         316,215,669        318,044,420
                                                                                               ---------------    ---------------
       End of period*                                                                          $   314,578,004    $   316,215,669
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       957,624    $     1,251,751
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007


Financial Highlights (As restated for 2006, 2005, 2004, 2003 and 2002. See Note 7.)

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                  March 31, 2007               For the Year Ended September 30,
provided in the financial statements.                (Unaudited)      2006         2005         2004         2003        2002
Per Share Operating Performance

Net asset value, beginning of period                 $    14.15   $    14.23    $    14.41   $    14.37   $    14.48   $    13.94
                                                     ----------   ----------    ----------   ----------   ----------   ----------
Investment income--net                                    .46++        .93++         .97++       1.00++       1.02++         1.03
Realized and unrealized gain (loss)--net                  (.07)          .03         (.09)       --++++        (.17)          .47
Dividends and distributions to Preferred
Stock shareholders:
   Investment income--net                                 (.16)        (.29)         (.18)        (.09)        (.10)        (.13)
   Realized gain--net                                        --           --            --           --           --     --++++++
                                                     ----------   ----------    ----------   ----------   ----------   ----------
Total from investment operations                            .23          .67           .70          .91          .75         1.37
                                                     ----------   ----------    ----------   ----------   ----------   ----------
Less dividends and distributions to Common
Stock shareholders:
   Investment income--net                                 (.31)        (.75)         (.88)        (.87)        (.86)        (.83)
   Realized gain--net                                        --           --            --           --           --     --++++++
                                                     ----------   ----------    ----------   ----------   ----------   ----------
Total dividends and distributions to Common
Stock shareholders                                        (.31)        (.75)         (.88)        (.87)        (.86)        (.83)
                                                     ----------   ----------    ----------   ----------   ----------   ----------
Net asset value, end of period                       $    14.07   $    14.15    $    14.23   $    14.41   $    14.37   $    14.48
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Market price per share, end of period                $    13.09   $    12.96    $    13.90   $    13.25   $    13.13   $    13.55
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Total Investment Return*

Based on net asset value per share                     1.85%+++        5.19%         5.35%        7.12%        5.95%       10.67%
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Based on market price per share                        3.46%+++      (1.37%)        11.92%        7.80%        3.45%       10.71%
                                                     ==========   ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of waiver and reimbursement
and excluding interest expense and fees**              1.16%***        1.16%         1.15%        1.12%        1.14%        1.18%
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Total expenses, net of waiver and reimbursement**      1.58%***        1.57%         1.32%        1.17%        1.21%        1.28%
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Total expenses**                                       1.64%***        1.64%         1.38%        1.27%        1.30%        1.37%
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Total investment income--net**                         6.53%***        6.70%         6.72%        6.93%        7.19%        7.44%
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Amount of dividends to Preferred Stock shareholders    2.27%***        2.10%         1.27%         .63%         .69%         .97%
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Investment income--net, to Common Stock shareholders   4.26%***        4.60%         5.45%        6.30%        6.50%        6.47%
                                                     ==========   ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders              3.50%***        3.20%         1.99%         .99%        1.08%        1.46%
                                                     ==========   ==========    ==========   ==========   ==========   ==========

Supplemental Data

Net assets applicable to Common Stock,
end of period (in thousands)                         $  314,578   $  316,216    $  318,044   $  322,072   $  321,270   $  323,678
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Preferred Stock outstanding at liquidation
preference, end of period (in thousands)             $  204,500   $  204,500    $  204,500   $  204,500   $  204,500   $  204,500
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Portfolio turnover                                          14%          35%           46%          45%          50%          51%
                                                     ==========   ==========    ==========   ==========   ==========   ==========

Leverage

Asset coverage per $1,000                            $    2,538   $    2,546    $    2,555   $    2,575   $    2,571   $    2,583
                                                     ==========   ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net                     $      438   $      797    $      505   $      253   $      268   $      362
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Series B--Investment income--net                     $      434   $      792    $      494   $      241   $      267   $      338
                                                     ==========   ==========    ==========   ==========   ==========   ==========
Series C--Investment income--net                     $      437   $      804    $      504   $      251   $      271   $      381
                                                     ==========   ==========    ==========   ==========   ==========   ==========

        * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
          Total investment returns exclude the effects of sales charges.

       ** Do not reflect the effect of dividends to Preferred Stock shareholders.

      *** Annualized.

       ++ Based on average shares outstanding.

     ++++ Amount is less than $.01 per share.

   ++++++ Amount is less than $(.01) per share.

      +++ Aggregate total investment return.

          See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Notes to Financial Statements (continued)


* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and
(2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At March 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $70,568,192, the related liability for trust certificates was $32,985,000 and the range of interest rates was 3.67% to 3.75%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Notes to Financial Statements (continued)


(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Investment Advisory Agreement between the Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. The Manager has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the six months ended March 31, 2007, the Manager earned fees of $1,427,778 of which $94,019 was waived. In addition, the Manager has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to the Manager indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended March 31, 2007, the Manager reimbursed the Fund in the amount of $12,103.

For the six months ended March 31, 2007 the Fund reimbursed the Manager $5,418 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2007, were $83,279,314 and $78,400,036, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Notes to Financial Statements (concluded)


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2007 were as follows:
Series A, 3.85%; Series B, 3.65%; and Series C, 3.75%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned $88,172 as commissions.


5. Capital Loss Carryforward:
On September 30, 2006, the Fund had a net capital loss carryforward of $18,981,760, of which $7,155,971 expires in 2007, $11,519,686 expires in 2008 and $306,103 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.052000 per share on May 1, 2007 to shareholders of record on April 16, 2007.


7. Restatement Information:
During the six months ended March 31, 2007, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the Statement of Changes in Net Assets for the year ended September 30, 2006 and certain financial highlights for the years ended September 30, 2006, 2005, 2004, 2003 and 2002. The effects of the restatements were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain - net and in the change in unrealized appreciation/depreciation - net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.


Statement of Changes in Net Assets
For the Year Ended September 30, 2006

                                          Previously
                                            Reported           Restated

Realized gain--net                       $ 1,350,779        $ 1,337,449
Change in unrealized appreciation/
  depreciation--net                      $ (814,353)        $ (801,023)



Financial Highlights for the Years Ended September 30, 2006, 2005, 2004, 2003 and 2002


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
                    Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Total expenses, net
  of waiver and
  reimbursement**      1.16%      1.57%      1.15%      1.32%       1.12%      1.17%      1.14%      1.21%       1.18%      1.28%
Total expenses**       1.23%      1.64%      1.21%      1.38%       1.21%      1.27%      1.23%      1.30%       1.27%      1.37%
Portfolio turnover    38.80%        35%     58.19%        46%      45.89%        45%     52.00%        50%      50.73%        51%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.


While the Statements of Net Assets as of September 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets. The Statements of Operations for the years ended September 30, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain on investments - net, and the change in unrealized appreciation/depreciation on investments - net, by corresponding and offsetting amounts. The Statements of Changes in Net Assets for the years ended September 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain - net, and change in unrealized appreciation/depreciation - net, by corresponding and offsetting amounts.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                     MARCH 31, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniHoldings Insured Fund II, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: May 21, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: May 21, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: May 21, 2007